June 1, 2017

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Current Summary Prospectus and Statutory Prospectuses

The following information supersedes and replaces any contrary information information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

Subadvisers and Primary Portfolio Managers

Walthausen & Co., LLC (Walthausen).  John B. Walthausen, president of Walthausen, and DeForest Hinman, principal and assistant portfolio manager at Walthausen, have been responsible for the day-to-day management of the portion of the fund's portfolio managed by Walthausen since December 2008 and June 2017, respectively.

The following information supersedes and replaces any contrary information information contained in "Fund Details – Management" in the statutory prospectus:

John B.Walthausen and DeForest Hinman have been responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Walthausen since December 2008 and June 2017, respectively.  Mr. Walthausen is president of Walthausen and was the lead manager of the Paradigm Value Fund from January 2003 until July 2007 and oversaw approximately $1.3 billion in assets when he left Paradigm Capital Management to form Walthausen.  Mr. Hinman is a principal and has served as assistant portfolio manager for Walthausen since 2015 and has served as director of research for Walthausen since 2012.  He has also served in a research analyst capacity at Walthausen since 2007.  Previously, Mr. Hinman worked as a research analyst with Paradigm Capital Management from 2005 to 2007.  As of February 28, 2017, Walthausen had approximately $1.3 billion in assets under management.

DSMSCVFSTK0617

June 1, 2017

STRATEGIC FUNDS, INC

-Dreyfus Select Managers Small Cap Value Fund

Supplement to Statement of Additional Information dated

August 31, 2016,as revised or amended

September 30, 2016, December 30, 2016, February 1, 2017, March 1, 2017, March 31, 2017 and May 1, 2017

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager[1]	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
DeForest Hinman	0	$0	0	$0	0	$0

1               Because Mr. Hinman became a primary portfolio manager as of June 1, 2017, his information is as of April 30, 2017.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
DeForest Hinman	None	None	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, unless otherwise indicated.

Primary Portfolio Manager[1]	Fund	Dollar Range of Fund Shares Beneficially Owned
DeForest Hinman	Dreyfus Select Managers Small Cap Value Fund	None

1                      Mr. Hinman became a primary portfolio manager as of June 1, 2017 and as of that date did not own any shares of the fund.

GRP3-SAISTK-0617